UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2011

Li3 Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-127703	20-3061907
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

Av. Pardo y Aliaga 699
Of. 802
San Isidro, Lima, Peru
(Address of principal executive offices, including zip code)

(51) 1-212-1880
(Registrant’s telephone number, including area code)

Copy to:
Adam S. Gottbetter, Esq.
Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, NY 10022
Phone: (212) 400-6900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report and its exhibits contain “forward-looking statements.”  All statements other than statements of historical facts included in this report and its exhibits, including without limitation, statements regarding our financial position, estimated working capital, business strategy, the plans and objectives of our management for future operations and those statements preceded by, followed by or that otherwise include the words “believe,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “target,” “goal,” “plans,” “objective,” “should,” or similar expressions or variations on such expressions are forward-looking statements. We can give no assurances that the assumptions upon which the forward-looking statements are based will prove to be correct. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements, including, but not limited to: our ability to raise additional capital on acceptable terms; our ability to finance the exploration and development the Maricunga Project; our ability to identify other appropriate corporate acquisition and/or joint venture opportunities in the minerals mining sector and to establish the technical and managerial infrastructure, and to raise the required capital, to take advantage of, and successfully participate in such opportunities; future economic conditions; political stability; and lithium prices.  For further information about the risks we face, see “Risk Factors” in Part I, Item 1A of Amendment No. 1 to our Annual Report on Form 10-K, filed with the Securities and Exchange Commission on November 5, 2010.

Except as otherwise required by the federal securities laws, we disclaim any obligations or undertaking to publicly release any updates or revisions to any forward-looking statement contained in this Report to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Item 7.01 Regulation FD Disclosure.

On June 17, 2011, Li3 Energy, Inc. (the “Company”) intends to post on its web site (www.li3energy.com) the Executive Summary of a report prepared by signumBOX on the Company’s Salar de Maricunga Lithium Project in Chile (the “SignumBOX Executive Summary”).

A copy of the SignumBOX Executive Summary is attached as Exhibit 99.1 to this Form 8-K to satisfy the Company’s “public disclosure” obligations under Regulation FD of the Securities and Exchange Commission.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01.	Exhibits.

The following Exhibit is furnished with this Report.

Exhibit	Description

99.1	Executive Summary of SignumBOX Report on the on the Company’s Salar de Maricunga Lithium Project, Northern Chile

[Signature page follows.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Li3 Energy, Inc.

Dated: June 17, 2011	By:
Name: Luis Saenz
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Executive Summary of SignumBOX Report on the on the Company’s Salar de Maricunga Lithium Project, Northern Chile